EXHIBIT 32
                                                                   ----------


           CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



     Pursuant to 18 U.S.C.ss.1350, as created by Sectionss.906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Equity One, Inc. (the "Company"), in its capacity as general partner of IRT Partners L.P., hereby certify, to such officers' knowledge, that:

          (i) The accompanying Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii) The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of IRT Partners L.P.


          November 14, 2003             /s/  CHAIM KATZMAN
                                        ---------------------------------
                                        Chaim Katzman
                                        Chief Executive Officer
                                        Equity One, Inc., general partner






          November 14, 2003             /s/  HOWARD M. SIPZNER
                                        ---------------------------------
                                        Howard Sipzner
                                        Chief Executive Officer
                                        Equity One, Inc., general partner





A signed original of this written statement required by Section 906 has been provided to LP and will be retained by LP and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished as an exhibit to the Report pursuant to Item 601(b)(32) of Regulation S-K and Section 906 of the
Sarbanes-Oxley Act of 2002 and, accordingly, is not being filed with the Securities and Exchange Commission as part of the Report and is not to be incorporated by reference into any filing of LP under the Securities Act of 1933 or the Securities Exchange Act of 1934 (whether made before or after the date of the Report, irrespective of any general incorporation language contained in such filing).